SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 12, 2006

THOMAS PROPERTIES GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50854	20-0852352
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

515 South Flower Street, Sixth Floor Los Angeles, California	90071
(Address of principal executive offices)	(zip code)

(Registrant’s telephone number, including area code)

213-613-1900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

On July 12, 2006, the Audit Committee (the “Committee) of Thomas Properties Group, Inc. (the “Company”) dismissed Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm. The Committee unanimously voted to appoint Ernst & Young LLP (“E&Y”) as the independent registered public accounting firm for the Company. The Committee noted that the replacement of Deloitte was not the result of any disagreement between Deloitte and the Company, including in regard to the Company’s accounting principles and practices, financial statement disclosures or audit procedures.

Deloitte’s report on the Company’s financial statements for the year ended December 31, 2005 and period from October 12, 2004 through December 31, 2004 did not contain an adverse opinion, a disclaimer of opinion, or any qualification or modifications as to uncertainty, audit scope or accounting principles. During the year ended December 31, 2005 and period from October 12, 2004 through December 31, 2004, and through the date of termination of the engagement, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its report.

During the year ended December 31, 2005 and period from October 12, 2004 through December 31, 2004 and through the date of termination of the engagement, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission (the “Commission”).

The Company has not consulted with E&Y during the year ended December 31, 2005 and period from October 12, 2004 through December 31, 2004, nor during the subsequent period to the date of its engagement regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements.

The Company provided Deloitte with a copy of this Report on Form 8-K and requested that Deloitte furnish it with a letter addressed to the Commission stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. The letter of Deloitte to the Commission dated July 14, 2006 as required by Item 4.01 of Form 8-K, is attached to this Report as Exhibit 16.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits

Exhibit No.	Description
16	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated July 14, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THOMAS PROPERTIES GROUP, INC.

/s/ Diana M. Laing
Diana M. Laing
Chief Financial Officer

July 18, 2006